DELAWARE GROUP® CASH RESERVE

Delaware Investments Ultrashort Fund
 (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
 dated July 27, 2018

Effective the date of this supplement, the following replaces the information in the section of the chart entitled “Portfolio Managers — Other accounts Managed”:

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2018 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2018.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
Roger A. Early
Registered Investment Companies	13	$20.9 billion	0	$0
Other Pooled Investment Vehicles	3	$689.0 million	0	$0
Other Accounts	45	$6.8 billion	0	$0
J. David Hillmeyer
Registered Investment Companies	10	$18.5 billion	0	$0
Other Pooled Investment Vehicles	4	$552.1 million	0	$0
Other Accounts	11	$4.4 billion	1	$1.7 billion
Brian C. McDonnell
Registered Investment Companies	7	$11.7 billion	0	$0
Other Pooled Investment Vehicles	10	$552.1 million	0	$0
Other Accounts	53	$6.0 billion	1	$0
Stephen M. Juszczyszyn*
Registered Investment Companies	1	$71.6 million	0	$0
Other Pooled Investment Vehicles	7	$577.2 million	1	$56.4 thousand
Other Accounts	12	$383.2 million	0	$0
Kathleen (Marnell) Burst*
Registered Investment Companies	1	$71.6 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
*Stephen M. Juszczyszyn and Kathleen (Marnell) Burst became portfolio managers of Delaware Investments Ultrashort Fund in June 2019. Information provided is as of May 31, 2019.

Effective the date of this supplement, the following replaces the information in the section entitled “Portfolio Managers — Description of Material Conflicts of Interest”:

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Two of the accounts managed by the portfolio managers as set forth in the table above has performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager has an incentive to manage this account so as to enhance his or her performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Please keep this supplement for future reference.

This Supplement is dated June 12, 2019.